Exhibit 99.1

Planet 13 Mourns the Passing of Board Member Mike Harman

Las Vegas, Nevada – April 10, 2023 – Planet 13 Holdings Inc. (CSE: PLTH) (OTCQB: PLNHF) (“Planet 13” or the “Company”) today remembers board member Mike Harman who passed away on April 6, 2023 at the age of 50. The Company extends its sincere condolences to his wife Jeanette and his entire family. He is remembered as a dear friend, admired colleague, devoted husband and father.

Mr. Harman served on Planet 13’s Board of Directors and as Chair of the Audit Committee since Planet 13 went public in June 2018. Mr. Harman was a valued board member who helped guide the Company through its go-public transaction, transition to U.S. GAAP and SEC filing. He was a friend and respected voice to everyone at Planet 13.

“Mike was a valuable and trusted voice within our organization and was by our side at every step of our evolution. We deeply appreciate Mike’s numerous contributions and especially his friendship. We offer our deepest condolences to his wife and family. He will be dearly missed.” said Bob Groesbeck and Larry Scheffler, Co-CEOs of Planet 13.

Bob Groesbeck has been appointed to the Audit Committee on an interim basis, and the Board plans to fill the vacant board position with an appointed independent director.

About Planet 13

Planet 13 (www.planet13holdings.com) is a vertically integrated cannabis company, with award-winning cultivation, production and dispensary operations in Las Vegas and in Orange County, California. Planet 13 also holds a medical marijuana treatment center license in Florida and a conditional Social-Equity Justice Involved dispensing license in the Chicago-region of Illinois. Planet 13's mission is to build a recognizable global brand known for world-class dispensary operations and a creator of innovative cannabis products. Planet 13's shares trade on the Canadian Securities Exchange (CSE) under the symbol PLTH and on the OTCQX under the symbol PLNHF.

Cautionary Note Regarding Forward-Looking Information

This news release contains "forward-looking information" and "forward-looking statements" (collectively, "forward-looking statements") within the meaning of applicable Canadian and U.S. securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as "expects", or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans", "budget", "scheduled", "forecasts", "estimates", "believes" or "intends" or variations of such words and phrases or stating that certain actions, events or results "may" or "could", "would", "might" or "will" be taken to occur or be achieved) are not statements of historical fact and are forward-looking statements. In this news release, forward-looking statements relate to filling a board vacancy.

These forward-looking statements are based on reasonable assumptions and estimates of management of the Company at the time such statements were made. Actual future results may differ materially as forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to materially differ from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors, among other things, include: the ability to identify an appropriate candidate to fill the board vacancy, the ability to receive the necessary regulatory and other approvals needed to appoint a director to fill the vacancy and other risks and uncertainties discussed under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2022 filed with the U.S. Securities and Exchange Commission at www.sec.gov and on the Company's issuer profile on SEDAR at www.sedar.com and in the Company's periodic reports subsequently filed with the U.S. Securities and Exchange Commission and on SEDAR. Although the forward-looking statements contained in this news release are based upon what management of the Company believes, or believed at the time, to be reasonable assumptions, the Company cannot assure shareholders that actual results will be consistent with such forward-looking statements, as there may be other factors that cause results not to be as anticipated, estimated or intended. Readers should not place undue reliance on the forward-looking statements and information contained in this news release. The Company assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

The Company is indirectly involved in the manufacture, possession, use, sale and distribution of cannabis in the recreational and medicinal cannabis marketplace in the United States through licensed subsidiary entities in states that have legalized cannabis operations, however, these activities are currently illegal under United States federal law. No stock exchange, securities commission or other regulatory authority has approved or disapproved the information contained herein.

For further inquiries, please contact:

LodeRock Advisors Inc., Planet 13 Investor Relations

mark.kuindersma@loderockadvisors.com

Robert Groesbeck or Larry Scheffler

Co-Chief Executive Officers

ir@planet13lasvegas.com

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